Segment Information	12 Months Ended
Dec. 31, 2023
Segment Reporting [Abstract]
Segment Information

Note 15 – Segment Information

ASC 280, “Segment Reporting” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about services categories, business segments and major customers in financial statements. In accordance with the “Segment Reporting” Topic of the ASC, the Company’s chief operating decision maker has been identified as the Chief Executive Officer and Chief Operating Officer, who reviews operating results to make decisions about allocating resources and assessing performance for the entire Company. Existing guidance, which is based on a management approach to segment reporting, establishes requirements to report selected segment information quarterly and to report annually entity-wide disclosures about products and services, major customers, and the countries in which the entity holds material assets and reports revenue. All material operating units qualify for aggregation under “Segment Reporting” due to similar customer base and similarities in economic characteristics: nature of services; and procurement and distribution processes.

By Geography:

	For the year ended December 31, 2023
	BVI	Malaysia	Total

Revenues	$-	$198,740	$198,740
Cost of revenues	-	(63,350)	(63,350)
Other Income	$-	$5,093	$5,093
Administrative expenses	$(366,735)	$(1,211,084)	$(1,577,819)
Other expenses	$(3)	$(237,153)	$(237,156)
Net income (or loss) before taxation	$(366,738)	$(1,307,754)	$(1,674,492)

Total assets	$3,115	$1,863,801	$1,866,916
Total liabilities	$1,138,022	$2,592,416	$3,730,438

*Revenues and costs are attributed to countries based on the location of customers.